Exhibit 1

                            AGREEMENT OF JOINT FILING

        Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13D and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of common stock, par value $0.001 per share, of Niagara Corporation, a Delaware corporation. The undersigned hereby further agree that this statement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute one and the same instrument.

Dated: as of August 30, 2002           WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

                                       By:  Wynnefield Capital Management, LLC,
                                            General Partner

                                       By:  /s/Nelson Obus
                                            ------------------------------------
                                               Nelson Obus, Co-Managing Member


                                       WYNNEFIELD PARTNERS SMALL CAP VALUE,
                                       L.P. I

                                       By:  Wynnefield Capital Management, LLC,
                                            General Partner

                                       By:  /s/Nelson Obus
                                            ------------------------------------
                                               Nelson Obus, Co-Managing Member


                                       WYNNEFIELD SMALL CAP VALUE OFFSHORE
                                       FUND, LTD.

                                       By:  Wynnefield Capital, Inc.

                                       By:  /s/Nelson Obus
                                            ------------------------------------
                                               Nelson Obus, President


                                       WYNNEFIELD CAPITAL MANAGEMENT, LLC

                                       By:  /s/Nelson Obus
                                            ------------------------------------
                                               Nelson Obus, Co-Managing Member


                                       WYNNEFIELD CAPITAL, INC.

                                       By:  /s/Nelson Obus
                                            ------------------------------------
                                               Nelson Obus, President